(NYSE Listed: PPO) Second Quarter 2015 Supplemental Financial Information Exhibit 99.1

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials, including the risks outlined under the caption entitled “Risk Factors” in our most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission, will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the ability to consummate the proposed transactions with 3M Company (“3M”) and Asahi Kasei Corporation (“Asahi Kasei”); the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing processes; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions contained in our senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; lithium market demand not materializing as anticipated; the absence of expected returns from the intangible assets we have recorded; natural disasters, epidemics, terrorist acts and other events beyond our control; and cyber risk and failure to maintain the integrity of our information technology networks and systems. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials or the risk factors set forth above to reflect new information, future events or otherwise, except as may be required under federal securities laws. Forward-Looking Statements 2 Non-GAAP Supplemental Information Segment Operating Income is a non-GAAP financial measure presented in these materials as a supplemental disclosure to net income and reported results. We define Segment Operating Income as operating income before stock-based compensation and certain non-recurring and other costs. For more information regarding the computation of Segment Operating Income and the reconciliation of Segment Operating Income to income (loss) from continuing operations before income taxes, please see Exhibit B. We present this non-GAAP financial measure because we believe that it is a useful indicator of our operating performance and facilitates the comparison of results between periods. We use Segment Operating Income to evaluate business segment performance and allocate resources. Segment Operating Income is not a measurement of financial performance under GAAP and should not be considered as an alternative to net income, income (loss) from continuing operations, cash flows from operating activities or other measures of performance determined in accordance with GAAP. In addition, our calculation of this non-GAAP financial measure may not be comparable to the calculation of similarly titled measures reported by other companies.

3 Segment Results (1) Segment Operating Income represents non-GAAP financial information. Refer to Exhibit B for a reconciliation of Segment Operating Income to income (loss) from continuing operations before income taxes. (unaudited, in millions) Sales July 4, 2015 June 28, 2014 Change July 4, 2015 June 28, 2014 Change Energy storage: Electronics and EDVs 28.5$ 31.7$ (10.1%) 49.2$ 61.8$ (20.4%) Transportation and industrial 70.0 82.6 (15.3%) 139.3 161.7 (13.9%) Total 98.5 114.3 (13.8%) 188.5 223.5 (15.7%) Separations media: Healthcare 30.8 32.8 (6.1%) 59.3 65.0 (8.8%) Filtration and specialty 19.0 19.5 (2.6%) 38.4 39.1 (1.8%) Total 49.8 52.3 (4.8%) 97.7 104.1 (6.1%) ` Total 148.3$ 166.6$ (11.0%) 286.2$ 327.6$ (12.6%) Segment Operating Income (1) Electronics and EDVs - $ 1.0$ 3.8$ (73.7%) (1.0)$ 6.9$ (114.5%) % sales 3.5% 12.0% (2.0%) 11.2% Transportation and industrial - $ 13.2 17.4 (24.1%) 27.9 34.3 (18.7%) % sales 18.9% 21.1% 20.0% 21.2% Separations media - $ 15.5 16.4 (5.5%) 32.0 34.2 (6.4%) % sales 31.1% 31.4% 32.8% 32.9% Corporate and other - $ (7.6) (8.5) 10.6% (16.6) (16.9) 1.8% % sales (5.1%) (5.1%) (5.8%) (5.2%) Segment operating income 22.1$ 29.1$ (24.1%) 42.3$ 58.5$ (27.7%) Segment operating income % 14.9% 17.5% 14.8% 17.9% Three Months Ended Six Months Ended

4 Second Quarter 2015 Results (1) Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 148.3$ -$ 148.3$ Cost of goods sold 98.5 (0.1) a 98.4 Gross profit 49.8 0.1 49.9 Selling, general and administrative expenses 34.7 (6.9) b,c,d 27.8 Operating income 15.1 7.0 22.1 Other (income) expense: Interest expense, net 3.2 - 3.2 Foreign currency and other 2.6 (2.6) e - Integrated sale transactions expenses 1.1 (1.1) f - 6.9 (3.7) 3.2 Income before income taxes 8.2 10.7 18.9 Income taxes 2.2 3.9 i 6.1 Net income 6.0 6.8 12.8 Net income attributable to noncontrolling interest 0.4 - 0.4 Net income attributable to Polypore International, Inc. 5.6$ 6.8$ 12.4$ Net income attributable to Polypore International, Inc. per share - diluted 0.12$ 0.15$ 0.27$ Weighted average shares outstanding - diluted 45.8 45.8 Three Months Ended July 4, 2015

5 Second Quarter YTD 2015 Results (1) Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 286.2$ -$ 286.2$ Cost of goods sold 187.1 (0.1) a 187.0 Gross profit 99.1 0.1 99.2 Selling, general and administrative expenses 68.0 (11.1) b,c,d 56.9 Operating income 31.1 11.2 42.3 Other (income) expense: Interest expense, net 6.4 - 6.4 Foreign currency and other (7.9) 7.7 e (0.2) Integrated sale transactions expenses 4.1 (4.1) f - 2.6 3.6 6.2 Income before income taxes 28.5 7.6 36.1 Income taxes 7.8 3.2 i 11.0 Net income 20.7 4.4 25.1 Net income attributable to noncontrolling interest 0.7 - 0.7 Net income attributable to Polypore International, Inc. 20.0$ 4.4$ 24.4$ Net income attributable to Polypore International, Inc. per share - diluted 0.44$ 0.10$ 0.54$ Weighted average shares outstanding - diluted 45.4 45.4 Six Months Ended July 4, 2015

6 Second Quarter 2014 Results – Continuing Operations (1) Please see Exhibit A for description of adjustments. (2) For the three months ended June 28, 2014, potential common shares for stock options and unvested restricted stock shares that would decrease net loss per common share are antidilutive and excluded from diluted net (loss) per share. For the calculation of adjusted earnings per share, we have included the impact of dilution from stock options and unvested restricted stock shares as measured under the treasury stock method. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 166.6$ -$ 166.6$ Cost of goods sold 108.0 - 108.0 Gross profit 58.6 - 58.6 Selling, general and administrative expenses 38.2 (8.7) b,c,d 29.5 Operating income 20.4 8.7 29.1 Other (income) expense: Interest expense, net 5.6 - 5.6 Foreign currency and other (1.7) 1.7 e - Costs related to purchase of 7.5% senior notes 24.9 (24.9) g - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 (1.1) h - 29.9 (24.3) 5.6 Income (loss) from continuing operations before income taxes (9.5) 33.0 23.5 Income taxes (5.1) 12.5 i 7.4 Income (loss) from continuing operations (4.4) 20.5 16.1 Net income attributable to noncontrolling interest 0.2 - 0.2 Income from continuing operations attributable to Polypore International, Inc. (4.6)$ 20.5$ 15.9$ Income from continuing operations attributable to Polypore International, Inc per share - diluted (0.10)$ 0.45$ 0.35$ Weighted average shares outstanding - diluted (2) 44.9 45.5 Three Months Ended June 28, 2014

7 Second Quarter YTD 2014 Results – Continuing Operations (1) Please see Exhibit A for description of adjustments. (unaudited) (in millions, except per share data) Reported Adjustments (1) Adjusted Net sales 327.6$ -$ 327.6$ Cost of goods sold 210.4 - 210.4 Gross profit 117.2 - 117.2 Selling, general and administrative expenses 74.4 (15.7) b,c,d 58.7 Operating income 42.8 15.7 58.5 Other (income) expense: Interest expense, net 15.2 - 15.2 Foreign currency and other (1.0) 0.8 e (0.2) Costs related to purchase of 7.5% senior notes 24.9 (24.9) g - Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement 1.1 (1.1) h - 40.2 (25.2) 15.0 Income from continuing operations before income taxes 2.6 40.9 43.5 Income taxes (1.8) 15.1 i 13.3 Income from continuing operations 4.4 25.8 30.2 Net income attributable to noncontrolling interest 0.6 - 0.6 Income from continuing operations attributable to Polypore International, Inc. 3.8$ 25.8$ 29.6$ Income from continuing operations attributable to Polypore International, Inc per share - diluted 0.08$ 0.57$ 0.65$ Weighted average shares outstanding - diluted 45.5 45.5 Six Months Ended June 28, 2014

8 EXHIBITS

9 Exhibit A (unaudited, in millions) Description of adjustments Three Months Ended Six Months Ended July 4, 2015 June 28, 2014 July 4, 2015 June 28, 2014 a Loss on disposal of property, plant and equipment (0.1)$ -$ (0.1)$ -$ b Stock-based compensation (3.7) (6.1) (6.5) (11.5) c Litigation costs associated with patent enforcement (3.1) (2.5) (4.5) (4.1) d FTC-related costs incurred due to the Microporous litigation and order compliance (0.1) (0.1) (0.1) (0.1) e Foreign currency gain (loss) (2.6) 1.7 7.7 0.8 f Integrated sale transactions expenses (1.1) - (4.1) g Costs related to purchase of 7.5% senior notes - (24.9) - (24.9) h Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement - (1.1) - (1.1) i Impact of above adjustments on income taxes 3.9 12.5 3.2 15.1

10 Exhibit B Reconciliation of Segment Operating Income (unaudited, in millions) July 4, 2015 June 28, 2014 July 4, 2015 June 28, 2014 Segment operating income: Electronics and EDVs 1.0$ 3.8$ (1.0)$ 6.9$ Transportation and industrial 13.2 17.4 27.9 34.3 Energy storage 14.2 21.2 26.9 41.2 Separations media 15.5 16.4 32.0 34.2 Corporate and other (7.6) (8.5) (16.6) (16.9) Segment operating income 22.1 29.1 42.3 58.5 Stock-based compensation 3.7 6.1 6.5 11.5 Non-recurring and other costs 3.3 2.6 4.7 4.2 Total operating income 15.1 20.4 31.1 42.8 Reconciling items: Interest expense, net 3.2 5.6 6.4 15.2 Foreign currency and other 2.6 (1.7) (7.9) (1.0) Integrated sale transactions expenses 1.1 - 4.1 Costs related to purchase of 7.5% senior notes - 24.9 - 24.9 Write-off of loan acquisition costs and other expenses associated with refinancing of senior credit agreement - 1.1 - 1.1 Income (loss) from continuing operations before income taxes 8.2$ (9.5)$ 28.5$ 2.6$ Three Months Ended Six Months Ended